UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

HNO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56568	20-2781289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41558 Eastman Drive, Suite B Murrieta, CA	92562
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (951) 305-8872

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K filed by HNO International, Inc. (the "Company") with the Securities and Exchange Commission on May 8, 2026 (the "Original Report"). The Original Report disclosed that, on May 5, 2026, the Company entered into a Securities Purchase Agreement with Monroe Street Capital Partners, LP, pursuant to which the Company issued a related Convertible Promissory Note and Common Stock Purchase Warrant. On the same date, May 5, 2026, the Company also entered into a separate Securities Purchase Agreement with Lambda Ventures, LLC, pursuant to which the Company issued a related Convertible Promissory Note and Common Stock Purchase Warrant on substantially similar terms. The Lambda Ventures, LLC transaction was inadvertently omitted from the Original Report.

This Amendment amends and restates Item 1.01 of the Original Report in its entirety to add disclosure of the Lambda Ventures, LLC transaction, and amends Item 9.01 to add the exhibits relating to that transaction. The disclosure relating to the Monroe Street Capital Partners, LP transaction is not otherwise changed by this Amendment, and no other item of the Original Report is amended hereby. Except as described above, this Amendment does not reflect events occurring after the filing date of the Original Report, and it does not modify or update any other disclosure contained in the Original Report.

Item 1.01 Entry into a Material Definitive Agreement

On May 5, 2026, HNO International, Inc. (the "Company") entered into separate financing transactions pursuant to which the Company issued Convertible Promissory Notes and Common Stock Purchase Warrants to two accredited investors. The material terms of each transaction are described below.

Monroe Street Capital Partners, LP Transaction

On May 5, 2026, the Company entered into a Securities Purchase Agreement (the "MSC Purchase Agreement") with Monroe Street Capital Partners, LP, a Delaware limited partnership (the "MSC Buyer"), pursuant to which the Company issued to the MSC Buyer a Convertible Promissory Note in the principal amount of $67,500 (the "MSC Note") and a Common Stock Purchase Warrant to purchase up to 385,000 shares of the Company's common stock (the "MSC Warrant"), in exchange for gross proceeds of $62,500. The MSC Buyer withheld $3,000 from the proceeds at funding to cover the MSC Buyer's legal fees in connection with the transactions contemplated by the MSC Purchase Agreement, and withheld an additional $1,875 from the proceeds at funding to cover fees payable to Craft Capital Management LLC (CRD#: 171350), a registered broker-dealer acting as placement agent in connection with the transactions contemplated by the MSC Purchase Agreement, resulting in net proceeds to the Company of approximately $57,625.

Convertible Promissory Note

The MSC Note has a principal amount of $67,500, which includes an original issue discount of $5,000. The MSC Note bears a one-time interest charge of 8% on the principal amount (equal to $5,400), which is guaranteed and earned in full as of the issue date. The MSC Note matures on May 5, 2027, twelve (12) months from the issue date.

The MSC Note is convertible, at the option of the MSC Buyer, at any time on or following the issue date, into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at a conversion price equal to 60% of the lowest traded price of the Common Stock on the principal trading market during the twenty (20) trading days prior to the applicable conversion date, subject to adjustment as set forth in the MSC Note. The MSC Buyer is entitled to deduct $1,750 from the conversion amount in each notice of conversion to cover the MSC Buyer's conversion-related fees. The MSC Buyer's right to convert the MSC Note is subject to a 4.99% beneficial ownership limitation.

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Upon an event of default, the MSC Note shall become immediately due and payable at an amount equal to 150% of outstanding principal and accrued interest through the date of repayment, plus costs of collection, all without demand or notice. Default interest shall accrue at the lesser of 18% per annum or the maximum rate permitted by law. The MSC Buyer retains the right to convert all or any portion of the MSC Note, including any default amount, into shares of Common Stock at any time, including after the maturity date. Events of default include, among others, failure to pay principal or interest when due, failure to timely deliver shares of Common Stock upon conversion, breach of representations, warranties, or covenants under the MSC Purchase Agreement, the Company's failure to maintain the required share reserve, cross-default with other Company indebtedness after expiration of applicable cure periods, consummation of a Variable Rate Transaction, failure to maintain a minimum market capitalization of $3,000,000 on any Trading Day, and failure to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended.

Common Stock Purchase Warrant

In connection with the MSC Purchase Agreement, the Company issued to the MSC Buyer a Common Stock Purchase Warrant to purchase up to 385,000 shares of Common Stock at an exercise price of $0.25 per share. The MSC Warrant is exercisable at any time commencing on May 5, 2026 and expires on May 5, 2031, five (5) years from the issuance date. The MSC Warrant may be exercised on a cashless basis when the market price of one share of Common Stock exceeds the exercise price and no effective registration statement covers the MSC Buyer's resale of all Warrant Shares at prevailing market prices. The MSC Buyer's right to exercise the MSC Warrant is subject to a 4.99% beneficial ownership limitation.

Share Reservation

In connection with the foregoing, the Company entered into an Irrevocable Transfer Agent Instruction Letter and Memorandum of Understanding with Pacific Stock Transfer Company, the Company's transfer agent (collectively, the "Transfer Agent Instructions"), pursuant to which the Company has irrevocably reserved 20,000,000 shares of Common Stock for issuance upon conversion of the MSC Note and exercise of the MSC Warrant. The MSC Note requires a minimum reserve of the greater of 20,000,000 shares or four times the number of shares issuable upon full conversion at the then-applicable conversion price. The MSC Buyer has the right to increase the share reservation at any time without the Company's consent.

The securities described herein were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder. The MSC Buyer represented that it is an "accredited investor" as defined in Rule 501(a) of Regulation D.

The MSC Purchase Agreement prohibits the Company from entering into any Variable Rate Transaction while the MSC Note remains outstanding, restricts the Company from issuing any shares of Common Stock or Common Stock Equivalents for 30 calendar days following the date of the MSC Purchase Agreement, and grants the MSC Buyer participation rights in any future Company offering of debt or equity securities until the later of (i) 18 months from the date of the MSC Purchase Agreement or (ii) the date the MSC Note is extinguished in its entirety.

The foregoing description of the MSC Note, the MSC Warrant and the MSC Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which were filed as Exhibits 4.1, 4.2, and 10.1, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 8, 2026, and are incorporated herein by reference.

Lambda Ventures, LLC Transaction

On May 5, 2026, the Company entered into a Securities Purchase Agreement (the "LV Purchase Agreement") with Lambda Ventures, LLC, a Nevada limited liability company (the "LV Buyer"), pursuant to which the Company issued to the LV Buyer a Convertible Promissory Note in the principal amount of $67,500 (the "LV Note") and a Common Stock Purchase Warrant to purchase up to 385,000 shares of the Company's common stock (the "LV Warrant"), in exchange for gross proceeds of $62,500. The LV Buyer withheld $3,000 from the proceeds at funding to cover the LV Buyer's legal fees in connection with the transactions contemplated by the LV Purchase Agreement, and withheld an additional $1,875 from the proceeds at funding to cover fees payable to Craft Capital Management LLC (CRD#: 171350), a registered broker-dealer acting as placement agent in connection with the transactions contemplated by the LV Purchase Agreement, resulting in net proceeds to the Company of approximately $57,625.

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Convertible Promissory Note

The LV Note has a principal amount of $67,500, which includes an original issue discount of $5,000. The LV Note bears a one-time interest charge of 8% on the principal amount (equal to $5,400), which is guaranteed and earned in full as of the issue date. The LV Note matures on May 5, 2027, twelve (12) months from the issue date.

The LV Note is convertible, at the option of the LV Buyer, at any time on or following the issue date, into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at a conversion price equal to 60% of the lowest traded price of the Common Stock on the principal trading market during the twenty (20) trading days prior to the applicable conversion date, subject to adjustment as set forth in the LV Note. The LV Buyer is entitled to deduct $1,750 from the conversion amount in each notice of conversion to cover the LV Buyer's conversion-related fees. The LV Buyer's right to convert the LV Note is subject to a 4.99% beneficial ownership limitation.

Upon an event of default, the LV Note shall become immediately due and payable at an amount equal to 150% of outstanding principal and accrued interest through the date of repayment, plus costs of collection, all without demand or notice. Default interest shall accrue at the lesser of 18% per annum or the maximum rate permitted by law. The LV Buyer retains the right to convert all or any portion of the LV Note, including any default amount, into shares of Common Stock at any time, including after the maturity date. Events of default include, among others, failure to pay principal or interest when due, failure to timely deliver shares of Common Stock upon conversion, breach of representations, warranties, or covenants under the LV Purchase Agreement, the Company's failure to maintain the required share reserve, cross-default with other Company indebtedness after expiration of applicable cure periods, consummation of a Variable Rate Transaction, failure to maintain a minimum market capitalization of $3,000,000 on any Trading Day, and failure to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended.

Common Stock Purchase Warrant

In connection with the LV Purchase Agreement, the Company issued to the LV Buyer a Common Stock Purchase Warrant to purchase up to 385,000 shares of Common Stock at an exercise price of $0.25 per share. The LV Warrant is exercisable at any time commencing on May 5, 2026 and expires on May 5, 2031, five (5) years from the issuance date. The LV Warrant may be exercised on a cashless basis when the market price of one share of Common Stock exceeds the exercise price and no effective registration statement covers the LV Buyer's resale of all Warrant Shares at prevailing market prices. The LV Buyer's right to exercise the LV Warrant is subject to a 4.99% beneficial ownership limitation.

Share Reservation

In connection with the foregoing, the Company entered into an Irrevocable Transfer Agent Instruction Letter and Memorandum of Understanding with Pacific Stock Transfer Company, the Company's transfer agent (collectively, the "Transfer Agent Instructions"), pursuant to which the Company has irrevocably reserved 20,000,000 shares of Common Stock for issuance upon conversion of the LV Note and exercise of the LV Warrant. The LV Note requires a minimum reserve of the greater of 20,000,000 shares or four times the number of shares issuable upon full conversion at the then-applicable conversion price. The LV Buyer has the right to increase the share reservation at any time without the Company's consent.

The securities described herein were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder. The LV Buyer represented that it is an "accredited investor" as defined in Rule 501(a) of Regulation D.

The LV Purchase Agreement prohibits the Company from entering into any Variable Rate Transaction while the LV Note remains outstanding, restricts the Company from issuing any shares of Common Stock or Common Stock Equivalents for 30 calendar days following the date of the LV Purchase Agreement, and grants the LV Buyer participation rights in any future Company offering of debt or equity securities until the later of (i) 18 months from the date of the LV Purchase Agreement or (ii) the date the LV Note is extinguished in its entirety.

The foregoing description of the LV Note, the LV Warrant and the LV Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 4.3, 4.4, and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document
4.1	Promissory Note, dated May 5, 2026, by and between HNO International, Inc. and Monroe Street Capital Partners, LP (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed May 8, 2026)
4.2	Common Stock Purchase Warrant, dated May 5, 2026, by and between HNO International, Inc. and Monroe Street Capital Partners, LP (incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K filed May 8, 2026)
10.1	Securities Purchase Agreement, dated May 5, 2026, by and between HNO International, Inc. and Monroe Street Capital Partners, LP (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed May 8, 2026)
4.3	Promissory Note, dated May 5, 2026, by and between HNO International, Inc. and Lambda Ventures, LLC (filed herewith)
4.4	Common Stock Purchase Warrant, dated May 5, 2026, by and between HNO International, Inc. and Lambda Ventures, LLC (filed herewith)
10.2	Securities Purchase Agreement, dated May 5, 2026, by and between HNO International, Inc. and Lambda Ventures, LLC (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNO International, Inc. (Registrant)
Date: July 15, 2026	By: /s/ Donald Owens Donald Owens Chief Executive Officer

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